UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

 (Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On December 20, 2013, in order to comply with the requirements of the Ordinance Against Excessive Compensation, recently approved by the Swiss Federal Council, TE Connectivity Ltd. (the “Company”) executed written employment agreements with its named executive officers (identified in the exhibits below) to memorialize, without change, the current terms and conditions of employment (the “Employment Arrangements”).

The Employment Arrangements will expire on December 31, 2015 and do not contain any automatic renewal features and include each executive officer’s participation in the TE Connectivity Severance Plan for U.S. Officers and Executives (the ‘‘Severance Plan’’) and the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (the ‘‘CIC Plan’’). Under the Ordinance Against Excessive Compensation, certain payments to executive officers will be prohibited on and after January 1, 2014 unless the compensation right is a term of an Employment Arrangement existing prior to December 31, 2013. In order to continue each executive officers’ participation in the Severance Plan and CIC Plan through December 31, 2015, the Company memorialized those existing benefits without change in the Employment Arrangements.  For a description of the terms of each named executive officer’s employment with the Company, see the sections entitled “Compensation Discussion and Analysis” and “Executive Officer Compensation” of the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on December 11, 2013.

The foregoing description of the Employment Agreements is qualified in its entirety by reference to each Employment Agreement attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
10.1	Employment Agreement between Thomas J. Lynch and TE Connectivity Ltd. effective December 20, 2013
10.2	Employment Agreement between Robert W. Hau and TE Connectivity Ltd. effective December 20, 2013
10.3	Employment Agreement between Terrence R. Curtin and TE Connectivity Ltd. effective December 20, 2013
10.4	Employment Agreement between Joseph B. Donahue and TE Connectivity Ltd. effective December 20, 2013
10.5	Employment Agreement between Robert N. Shaddock and TE Connectivity Ltd. effective December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2013

TE CONNECTIVITY
LTD. (Registrant)

By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary